Exhibit 99.2
                     SYNDICATION AMENDMENT AND ASSIGNMENT


     THIS SYNDICATION AMENDMENT AND ASSIGNMENT (this "Amendment"), dated as of
                                                      ---------
November 24, 1998 is by and among BGF INDUSTRIES, INC., a Delaware corporation (the "Borrower"), those Domestic Subsidiaries of the Borrower party to the
      --------
Existing Credit Agreement referred to below (collectively the "Guarantors"), THE
                                                               ----------
PERSON IDENTIFIED AS AN "EXISTING LENDER" ON THE SIGNATURE PAGES HERETO (the "Existing Lender"), THE PERSONS IDENTIFIED AS "NEW LENDERS" ON THE SIGNATURE
 ---------------
PAGES HERETO (the "New Lenders" and, together with the Existing Lender, the
                   -----------
"Lenders") and FIRST UNION NATIONAL BANK, a national banking association, as
 -------
Agent for the Lenders (the "Agent").
                            -----

                             W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement dated as of September 30, 1998, (the "Existing Credit Agreement") among the Borrower, the Guarantors, the
      -------------------------
Existing Lender and the Agent, the Existing Lender has extended commitments to make certain credit facilities available to the Borrower; and

     WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                    PART I
                                  DEFINITIONS

          SUBPART 1.1.   Certain Definitions.  Unless otherwise defined herein
                         -------------------
     or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

               "Amended Credit Agreement" means the Existing Credit Agreement as
                ------------------------
     amended hereby.

               "Amendment Effective Date" is defined in Subpart 4.1.
                ------------------------                -----------

          SUBPART 1.2.   Other Definitions.  Unless otherwise defined herein or
                         -----------------
     the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part II. Except as so amended, the Existing Credit Agreement shall continue in
-------
full force and effect.

          SUBPART 2.1.   Amendments to Schedule 2.1(a).  Schedule 2.1(a) of the
                         -----------------------------   ---------------
     Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 2.1(a) attached hereto is substituted
                             ---------------
     therefor.

          SUBPART 2.2.   Amendments to Schedule 9.2.  Schedule 9.2 of the
                         --------------------------   ------------
     Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 9.2 attached hereto is substituted
                             ------------
     therefor.


                                   PART III
                          ASSIGNMENTS AND ASSUMPTIONS

     The Existing Lender hereby sells and assigns, without recourse, to the New Lenders, and the New Lenders hereby purchase and assume, without recourse, from the Existing Lender, effective as of the Amendment Effective Date, such interests in the Existing Lender's rights and obligations under the Existing Credit Agreement and the other Credit Documents (including, without limitation, the Commitments of the Existing Lender on the Amendment Effective Date and the Revolving Loans and the portions of the Term Loans owing to the Existing Lender which are outstanding on the Amendment Effective Date) as shall be necessary in order to give effect to the reallocations of the Revolving Committed Amount, the Revolving Commitment Percentages, the Term Loan Committed Amount and the Term Loan Commitment Percentages, effected by the amendment to Schedule 2.1(a) to the
                                                          ---------------
Existing Credit Agreement pursuant to Subpart 2.1, whereupon each of the New
                                      -----------
Lenders shall be a party to the Amended Credit Agreement and have all of the rights and obligations of a Lender thereunder and under the other Credit Documents. The Existing Lender hereby represents and warrants (a) that it is the lawful owner of the interests being assigned hereby, free and clear of any lien or other adverse claim and (b) that it is legally authorized to enter into this Amendment and this Amendment is the legal, valid and binding obligation of the Existing Lender, enforceable against it in accordance with its terms. The New Lenders shall make payment in exchange for such interests in the Existing Lender's rights and obligations under the Existing Credit Agreement and the other Credit Documents on November 30, 1998 in the amounts and in accordance with the percentages set forth in Schedule 2.1 (a), as amended hereby, and the instructions of the Agent. Each New Lender (a) represents and warrants that it is legally authorized to enter into this Amendment and this Amendment is the legal, valid and binding obligation of such New Lender, enforceable against it in accordance with its terms; (b) confirms that it has received a copy of the Existing Credit Agreement, together with copies of the financial statements referred to in Section 3.1 thereof, the financial statements delivered pursuant
               -----------
to Section 5.1 thereof, if any, and such other documents and
   -----------
information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (c) agrees that it will, independently and without reliance upon the Existing Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Amended Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Amended Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 2.18 of the Amended Credit Agreement. The Existing Lender
            ------------
shall, to the extent of the interests assigned hereby, relinquish its rights and be released from its obligations under the Existing Credit Agreement. The Agent shall maintain in its internal records and record in the Register the information relating to the assignments and assumptions effected pursuant to this Part III and as required by Section 9.6(d) of the Existing Credit
     --------                    --------------
Agreement. The Agent hereby agrees (i) that no transfer fee shall be payable under Section 9.6(e) of the Existing Credit Agreement or otherwise in connection
      --------------
with the assignments effected pursuant to this Part III and (ii) to pay to each
                                               --------
New Lender on the Amendment Effective Date its portion of the upfront fee as set forth in the Confidential Information Memorandum dated October, 1998 relating to the Borrower and the credit facilities and distributed to the New Lenders by the Agent.


                                    PART IV
                          CONDITIONS TO EFFECTIVENESS

          SUBPART 4.1.   Amendment Effective Date.  This Amendment shall be and
                         ------------------------
     become effective as of the date hereof (the "Amendment Effective Date")
                                                  ------------------------
     when all of the conditions set forth in this Part IV shall have been
                                                  -------
     satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Syndication Amendment and Assignment."
                          ------------------------------------

          SUBPART 4.2.   Execution of Counterparts of Amendment.  The Agent
                         --------------------------------------
     shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Lenders.

          SUBPART 4.3.   Execution and Delivery of New Notes.  Each Lender shall
                         -----------------------------------
     have received a new Note or Notes, as the case may be, each in the principal amount of its respective Commitments and duly executed on behalf of the Borrower and all heretofore existing Notes shall have been cancelled.

                                    PART V
                                 MISCELLANEOUS

          SUBPART 5.1.   Cross-References.  References in this Amendment to any
                         ----------------
     Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

          SUBPART 5.2.   Instrument Pursuant to Existing Credit Agreement. This
                         ------------------------------------------------
     Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

          SUBPART 5.3.   References in Other Credit Documents.  At such time as
                         ------------------------------------
     this Amendment shall become effective pursuant to the terms of Subpart 4.1,
                                                                    -----------
     all references in the Existing Credit Agreement to the "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

          SUBPART 5.4.   Representations and Warranties of the Borrower. The
                         ----------------------------------------------
     Borrower hereby represents and warrants that (a) the conditions precedent to the initial Loans were satisfied as of the Closing Date (or as otherwise agreed to and assuming satisfaction or waiver, if applicable, of all requirements in such conditions that an item be in form and/or substance reasonably satisfactory to the Agent or any Lenders or that any event or action have been completed or performed to the reasonable satisfaction of the Agent or any Lenders), (b) the representations and warranties contained in Article III of the Existing Credit Agreement (as amended by this
        -----------
     Amendment) are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (c) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

          SUBPART 5.5.   Counterparts.  This Amendment may be executed by the
                         ------------
     parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SUBPART 5.6.   Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A
                         -------------
     CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          SUBPART 5.7.   Successors and Assigns.  This Amendment shall be
                         ----------------------
     binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                          BGF INDUSTRIES, INC., a
--------
                                   Delaware corporation

                                   By:    /s/ Philippe Dorier
                                   Title: Senior Vice-President
                                          Chief Financial Officer


GUARANTORS:                        [NONE]
----------


EXISTING LENDER:                   FIRST UNION NATIONAL
---------------
                                   BANK, individually in its capacity as
                                   an Existing Lender, a Lender and in
                                   its capacity as Agent

                                   By:    /s/ Roger Pelz
                                   Title: Senior Vice President



                            [SIGNATURES CONTINUED]

NEW LENDERS:                       SUNTRUST BANK, ATLANTA
-----------

                                   By:    /s/ Laura Kahn
                                   Title: Senior Vice President

                                   By:    /s/ Brenda Zino
                                   Title: Banking Officer


                                   NATIONSBANK, N.A.

                                   By:    /s/ E. Bennett Parks
                                   Title: Senior Vice President


                                   NATIONAL BANK OF CANADA

                                   By:    /s/ Alex M. Council IV
                                   Title: Vice President

                                   By:    /s/ Charles Collie
                                   Title: Vice President & Manager


                                   WACHOVIA BANK, N.A.

                                   By:    /s/ Monica H. Cole
                                   Title: AVP


                                   BNY FINANCIAL CORPORATION

                                   By:    /s/ Frank Imperato
                                   Title: Vice President


                                   COMERICA BANK

                                   By:    /s/ Dan M. Roman
                                   Title: Vice President



                            [SIGNATURES CONTINUED]

NEW LENDERS (cont'd):              COMPAGNIE FINANCIERE DE CIC ET
--------------------
                                   DE L'UNION EUROPEENNE

                                   By:    /s/ Brian O'Leary
                                   Title: Vice President

                                   By:    /s/ Sean Mounier
                                   Title: First Vice President


                                   NATEXIS BANQUE

                                   By:    /s/ Pieter J. van Tulder
                                   Title: Vice President and Manager
                                          Multinational Group

                                   By:    /s/ John Rigo
                                   Title: AVP


                                   CREDIT LYONNAIS NEW YORK BRANCH

                                   By:    /s/ Olivier Perrain
                                   Title: First Vice President

                                Schedule 2.1(a)
                                ---------------
                            SCHEDULE OF LENDERS AND
                            -----------------------
                                  COMMITMENTS
                                  -----------

                                        Revolving                Revolving                   LOC                      LOC
                                        Committed               Commitment                Committed               Commitment
             Lender                       Amount                Percentage                 Amount                 Percentage
             ------                       ------                ----------                 ------                 ----------
First Union National Bank             $11,400,000.00           15.20000000%            $ 3,040,000.00            15.20000000%
BNY Financial Corporation             $ 7,800,000.00            10.4000000%            $ 2,080,000.00            10.40000000%
Comerica Bank                         $ 7,800,000.00            10.4000000%            $ 2,080,000.00            10.40000000%
Credit Lyonnais New York Branch       $ 7,800,000.00           10.40000000%            $ 2,080,000.00            10.40000000%
National Bank of Canada               $ 7,800,000.00           10.40000000%            $ 2,080,000.00            10.40000000%
NationsBank, N.A.                     $ 7,800,000.00           10.40000000%            $ 2,080,000.00            10.40000000%
SunTrust Bank, Atlanta                $ 7,800,000.00           10.40000000%            $ 2,080,000.00            10.40000000%
Wachovia Bank, N.A.                   $ 7,800,000.00           10.40000000%            $ 2,080,000.00            10.40000000%
Compagnie Financiere De
  CIC Et De L'Union
  Europpeenne                         $ 6,000,000.00             8.0000000%            $ 1,600,000.00              8.0000000%
Natexis Banque                        $ 3,000,000.00             4.0000000%            $   800,000.00              4.0000000%

                                      --------------           -----------             --------------            -----------
                                      $75,000,000.00             100.00000%            $20,000,000.00              100.00000%

                                                                                   Term Loan
                                                        Term Loan                  Commitment
                        Lender                      Committed Amount               Percentage
                        ------                      ----------------               ----------
          First Union National Bank                  $ 7,600,000.00               15.20000000%
          BNY Financial Corporation                  $ 5,200,000.00               10.40000000%
          Comerica Bank                              $ 5,200,000.00               10.40000000%
          Credit Lyonnais New York Branch            $ 5,200,000.00               10.40000000%
          National Bank of Canada                    $ 5,200,000.00               10.40000000%
          NationsBank, N.A.                          $ 5,200,000.00               10.40000000%
          SunTrust Bank, Atlanta                     $ 5,200,000.00               10.40000000%
          Wachovia Bank, N.A.                        $ 5,200,000.00               10.40000000%
          Compagnie Financiere De CIC
            Et De L'Union Europpeenne                $ 4,000,000.00                 8.0000000%
          Natexis Banque                             $ 2,000,000.00                 4.0000000%

                                                     --------------               -----------
                                                     $50,000,000.00                 100.00000%

                                              Swingline               Swingline
                                              Committed              Commitment
                Lender                         Amount                Percentage
                ------                         ------                ----------
First Union National Bank                    $5,000,000              100.00000%

                                             ----------              ---------
                                             $5,000,000              100.00000%

                                 Schedule 9.2
                                 ------------

                     SCHEDULE OF LENDERS' LENDING OFFICES
                     ------------------------------------

FIRST UNION NATIONAL BANK
-------------------------

Roger Pelz
Senior Vice President
First Union National Bank
NC0737
301 S. College Street, DC-5
Charlotte, NC 28288-0737

Phone: 704-374-6060
Fax:   704-374-4793


SUNTRUST BANK, ATLANTA
----------------------

Laura Kahn
Senior Vice President
SunTrust Bank, Atlanta
303 Peachtree Street
24th Floor, MC 126
Atlanta Georgia 30308

Phone: (404) 588-7705
Fax:   (404) 575-2594


NATIONSBANK, N.A.
-----------------

Brenda Brown
Assistant Vice President
NationsBank, N.A.
101 W. Friendly Avenue, 3rd Floor
NC4-200-03-08
Greensboro, North Carolina 27401

Phone: (336) 805-3386
Fax:   (336) 805-3019


NATIONAL BANK OF CANADA
-----------------------

Barbara Frye
Senior Loan Administrator
National Bank of Canada
Two First Union Center
Suite 2020
Charlotte, North Carolina 28282

Phone: (704) 372-0783 (x 229)
Fax:   (704) 335-0570

WACHOVIA BANK, N.A.
-------------------

Yvonne Leak
Administrative Specialist
Wachovia Bank, N.A.
191 Peachtree Street, N.E.
GA-212
Atlanta, Georgia 30303

Phone: (404) 332-4235
Fax:   (404) 332-6920

BNY FINANCIAL CORPORATION
-------------------------

Carol Garzi
Accounting
BNY Financial Corporation
One Penn Plaza, 9th Floor
New York, New York 10119

Phone: (212) 408-7305
Fax:   (212) 408-7396

COMERICA BANK
-------------

Diana Pascoe
Customer Assistant
Comerica Bank
U.S. Banking East
500 Woodward Avenue
9th Floor, MC3280
Detroit, Michigan 48275-3280

Phone: (313) 222-3678
Fax:   (313) 222-3330

Compagnie Financiere De CIC
---------------------------
Et De L'Union Europpeenne
-------------------------

Brian P. O'Leary
Compagnie Financiere De CIC
Et De L'Union Europpeenne
520 Madison Avenue
37th Floor
New York, New York 10022

Phone: (212) 715-4422
Fax:   (212) 715-4535

NATEXIS BANQUE
--------------

John Rigo
Natexis Banque
645 5th Avenue
20th Floor
New York, New York 10022

Phone: (212) 872-5119
Fax:   (212) 872-5045

CREDIT LYONNAIS NEW YORK BRANCH
-------------------------------

Rolf Siebert
Assistant Vice President
Credit Lyonnais New York Branch
1301 Avenue of the Americas
20th Floor
New York, NY 10019

Phone: (212) 261-7176
Fax:   (212) 459-3168